UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)    August 26, 2005

    Coastal Banking Company, Inc.
(Exact name of registrant
as specified in its charter)

    South Carolina
(State or Other Jurisdiction of Incorporation)

000-28333	58-2455445
(Commission File Number)	(I.R.S. Employer Identification No.)

36 Sea Island Parkway, Beaufort, South Carolina (Address of Principal Executive Offices)	29902 (Zip Code)

(Registrant's telephone number, including area code): (843) 522-1228

    Not Applicable
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events

        On August 22, 2005, the shareholders of Coastal Banking Company, Inc. approved the pending merger with First Capital Bank Holding Corporation. The joint press release issued by Coastal and First Capital announcing the shareholder approval is filed as Exhibit 99.1.

ITEM 9.01. Financial Statements and Exhibits

      (c) Exhibits

      Exhibit No.      Exhibit

      99.1                  Press Release dated August 26, 2005.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COASTAL BANKING COMPANY, INC.

By: /s/ James L. Pate, III Name: James L. Pate, III Title: Chief Financial Officer

Dated: August 26, 2005

EXHIBIT INDEX

Exhibit Number           Description

99.1            Press Release dated August 26, 2005.